UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PARTS iD, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 1, 2023

Dear Stockholders:

On behalf of the Board of Directors (the “Board”), it is my pleasure to invite you to attend the 2023 virtual Annual Meeting of Stockholders (the “Annual Meeting”) of PARTS iD, Inc. (“PARTS iD” or the “Company”), to be held on Tuesday, July 11, 2023, at 10:00 a.m., Eastern Time. You will be able to attend the Annual Meeting virtually and to vote and submit questions during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/ID2023 and entering the 16-digit control number provided in your proxy materials.

The Annual Meeting is being held for the purpose of considering and taking action with respect to the following:

(1)    To elect three persons to serve as Class II directors for a two-year term expiring at the 2025 Annual Meeting of Stockholders;

(2)    To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3)    To approve, by non-binding advisory vote, the compensation of our named executive officers;

(4)    To approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers;

(5)    To approve an amendment and restatement of our 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares of the Company’s Class A common stock (the “Common Stock”) authorized for issuance thereunder from 4,904,596 shares to 9,904,596 shares; and

(6)    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Regardless of whether you choose to attend the virtual Annual Meeting, please vote prior to the Annual Meeting by following the instructions contained in the accompanying Proxy Statement and in other proxy materials. Voting prior to the Annual Meeting does not deprive you of your right to attend the virtual Annual Meeting and to vote your shares during the Annual Meeting.

Sincerely,
Prashant Pathak
Chairman of the Board of Directors

1 Corporate Drive, Suite C
Cranbury, New Jersey 08512

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	LOCATION
Tuesday, July 11, 2023 10:00 a.m. Eastern Time	Online Meeting Only — No Physical Meeting Location Virtual Meeting Site: www.virtualshareholdermeeting.com/ID2023

NOTICE HEREBY IS GIVEN that the 2023 virtual Annual Meeting of Stockholders (the “Annual Meeting”) of PARTS iD, Inc. will be held on Tuesday, July 11, 2023, at 10:00 a.m., Eastern Time. The following matters will be considered and voted upon at the Annual Meeting:

1.      A proposal to elect three nominees to serve as Class II directors for a two-year term expiring at the 2025 Annual Meeting of Stockholders;

2.      A proposal to ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of PARTS iD, Inc. for the fiscal year ending December 31, 2023;

3.      A proposal to approve, by non-binding advisory vote, the compensation of our named executive officers;

4.      A proposal to approve an amendment and restatement of our 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares of the Company’s Class A common stock (the “Common Stock”) authorized for issuance thereunder from 4,904,596 shares to 9,904,596 shares;

5.      A proposal to approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers; and

6.      To transact such other business as may properly come before the annual meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice. The Annual Meeting will be virtual and will be held entirely online via live webcast at www.virtualshareholdermeeting.com/ID2023. There will not be an option to attend the meeting in person. Stockholders will have the same opportunities to participate in the Annual Meeting as they would at an in-person meeting, including having the ability to vote and the opportunity to submit questions during the meeting using the directions on the meeting website.

The Board of Directors has fixed the close of business on May 15, 2023 as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,
Lev Peker Chief Executive Officer

Cranbury, New Jersey
June 1, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 11, 2023 — this Proxy Statement, the Notice of Annual Meeting, the Form of Proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com.

PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022. WE RECOMMEND THAT YOU SUBMIT YOUR PROXY TO VOTE YOUR SHARES AS SOON AS POSSIBLE USING ONE OF THE CONVENIENT PROXY VOTING METHODS DESCRIBED BELOW. YOUR VOTE IS VERY IMPORTANT TO US.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING EXHIBITS, WILL ALSO BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST TO PARTS iD, INC. ATTENTION: INVESTOR RELATIONS, 1 CORPORATE DRIVE, SUITE C, CRANBURY, NEW JERSEY 08512; TELEPHONE (866) 909-6699.

VOTING

Internet	Telephone	Mail	Webcast

Visit the Web site noted on your proxy card or your Notice of Internet Availability to vote via the Internet.	Use the toll-free telephone number on your proxy card to vote by telephone.	Sign, date and return your proxy card in the enclosed envelope to vote by mail, if you have requested or receive paper copies of the proxy materials.	Participate in the meeting and vote electronically at www.virtualshareholdermeeting.com/ID2023.

i

PROXY STATEMENT

Our Board of Directors (the “Board”) is soliciting proxies from our stockholders in connection with PARTS iD, Inc.’s 2023 Annual Meeting of Stockholders. When used in this Proxy Statement, the terms “we,” “us,” “our,” “the “Company” and “PARTS” refer to PARTS iD, Inc. and its consolidated subsidiaries. On or about June 1, 2023, a Notice of Internet Availability of Proxy Materials (the “Notice”) is first being mailed to our stockholders of record as of the Record Date (as defined below), and our proxy materials are first being posted on the website referenced in the Notice and this Proxy Statement.

SUMMARY

This summary highlights information contained in the Proxy Statement. It does not include all of the information that you should consider prior to voting, and we encourage you to read the entire document prior to voting. For more complete information regarding our 2022 financial performance, please review our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2023, and as amended on Form 10-K/A filed with the SEC on May 1, 2023.

Stockholders are being asked to vote on the following matters at the 2023 Annual Meeting of Stockholders:

Our Board’s Recommendation
ITEM 1. Election of Directors

The Board and the Nominating and Corporate Governance Committee of the Board believe that each of the director nominees possess the necessary qualifications, attributes, skills and experiences to provide quality advice and counsel to our management and effectively oversee the business and the long-term interests of our stockholders.

FOR each Director Nominee
ITEM 2. Ratification of the Appointment of WithumSmith+Brown, PC, as the Company’s Independent Registered Public Accounting Firm

The Audit Committee of the Board believes that the retention of WithumSmith+Brown, PC, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, is in the best interest of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm.

FOR
ITEM 3. Approval, by Non-Binding Advisory Vote, of the Compensation of the Company’s Named Executive Officers	FOR

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), once the Company is no longer an emerging growth company, we are required to present a resolution to our stockholders to approve the compensation of our named executive officers.

ITEM 4. Approval of an amendment and restatement of our 2020 Equity Incentive Plan to increase the numbers of shares of the Company’s Class A Common Stock from 4,904,596 shares to 9,904,596 shares	FOR

On May 12, 2023, the Board adopted an amendment to the 2020 Plan to increase the total number of shares of Class A Common Stock that can be issued under the 2020 Plan from 4,904,596 shares to 4,904,596 shares, subject to stockholder approval of the amendment. Stockholders are being asked to approve the proposed amendment to the 2020 Plan.

ITEM 5. Approval, by Non-Binding Advisory Vote, of the Frequency of Future Votes on the Compensation of the Company’s Named Executive Officers	1 YEAR

Under Dodd-Frank, we are required to include in this Proxy Statement and to present at the Annual Meeting a non-binding stockholder vote on whether an advisory vote on executive compensation should be held every year, every two years or every three years. The Board believes that an advisory “say-on-pay” vote on executive compensation should be held every year.

QUESTIONS AND ANSWERS ABOUT THE VIRTUAL ANNUAL MEETING AND VOTING

How can I participate in the Virtual Annual Meeting?

Our Annual Meeting will be a completely virtual meeting. There will be no physical meeting location.

To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/ID2023 and enter the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. The meeting will begin promptly at 10:00 a.m. Eastern Time (“ET”) on July 11, 2023.

Who can vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting if you owned shares of our Class A common stock, par value $0.0001 per share (our “Common Stock”), as of the close of business on May 15, 2023 (the “Record Date”). Each share of our Common Stock entitles the holder of such share on the Record Date to one vote on each matter submitted to the stockholders at the Annual Meeting.

On the Record Date, 34,825,971 shares of Common Stock were issued and outstanding and entitled to be voted at the Annual Meeting.

The presence, virtually or by proxy, of the holders of a majority of the voting power of our issued and outstanding stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The holders of our Common Stock will vote as a single class on the matters submitted to the stockholders at the Annual Meeting.

Am I a stockholder of record?

If at the close of business on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, then you are a stockholder of record.

What if my shares are not registered directly in my name but are held in street name?

If at the close of business on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are considered the “beneficial owner” of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

What does it mean if I receive more than one proxy card or voting instruction form?

If you received more than one proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each proxy card and voting instruction form to ensure that all of your shares are voted.

If I am a stockholder of record of Common Stock, how do I cast my vote?

Voting at the Annual Meeting.    If you attend the Annual Meeting and desire to vote during the meeting, you can vote through the virtual stockholder meeting platform at www.virtualshareholdermeeting.com/ID2023. To vote at the meeting, please follow the instructions on your proxy card or Notice. We recommend you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the meeting.

Voting By Proxy.    If you do not wish to vote in person or will not be attending the meeting, you may vote by proxy through the following means:

•        by mailing a proxy card;

•        via the internet; or

•        over the telephone.

Please refer to the specific instructions set forth on the Notice or printed proxy materials. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder.

If you complete and submit your proxy before the meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the meeting.

If I am a beneficial owner of the Company’s shares, how do I vote?

If you are a beneficial owner of shares held in street name through a brokerage firm, bank, dealer, or other similar organization, you will receive instructions from that organization, which you must follow to vote your shares. Brokerage firms, banks, dealers and other nominees typically have a process for their beneficial holders to provide voting instructions online or by telephone. If you hold your shares in street name and wish to vote at the virtual Annual Meeting, please obtain instructions on how to vote at the meeting from your broker, bank or other nominee.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•        You may timely submit a later-dated proxy via the Internet, by telephone or by mail;

•        You may send a written notice that you are revoking your proxy to PARTS iD, Inc., Attention: Investor Relations, 1 Corporate Drive, Suite C, Cranbury, New Jersey 08512; or

•        You may attend and vote your shares at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Please note, however, that any beneficial owner of our Common Stock whose shares are held in street name may (a) revoke his or her proxy and (b) attend and vote his or her shares at the Annual Meeting only in accordance with applicable rules and procedures that may then be employed by such beneficial owner’s brokerage firm, bank, dealer, or other similar organization.

What am I voting on?

The following proposals are scheduled for a vote at the Annual Meeting:

•        Proposal 1 — To elect the three nominees named in this Proxy Statement to serve as Class II directors until the 2025 Annual Meeting of Stockholders;

•        Proposal 2 — To ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023;

•        Proposal 3 — To approve, by non-binding advisory vote, the compensation of our named executive officers;

•        Proposal 4 — To approve an amendment and restatement of our 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares of the Company’s Common Stock authorized for issuance thereunder from 4,904,596 shares to 9,904,596 shares;

•        Proposal 5 — To approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers; and

•        To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How many votes are needed to approve each proposal?

In voting with regard to Proposal 1, you may vote in favor or withhold authority to vote in favor of each nominee. Directors will be elected by a plurality of the votes cast by holders of our shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 1, provided a quorum is present. Abstentions and broker non-votes will have no effect on the election of directors.

In voting with regard to Proposal 2, you may vote in favor of the proposal, against the proposal, or abstain from voting. The vote required to approve Proposal 2 is the affirmative vote of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2, provided a quorum is present. Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

In voting with regard to Proposal 3, you may vote in favor of the proposal, against the proposal, or abstain from voting. The vote required to approve Proposal 3 is the affirmative vote of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3, provided a quorum is present. Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

In voting with regard to Proposal 4, you may vote in favor of the proposal, against the proposal, or abstain from voting. The vote required to approve Proposal 4 is the affirmative vote of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4, provided a quorum is present. Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

In voting with regard to Proposal 5, you may vote for one year, two years, three years, or abstain from voting. The vote required to approve Proposal 5 is the affirmative vote of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 5, provided a quorum is present. Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement. If any other matters are properly brought before the Annual Meeting and you do not instruct the persons named as your proxies to vote on these matters, your proxy might give authority to the persons named as proxies to vote the shares represented thereby in their discretion. See “How are votes counted?” below.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes. A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes will be counted for the purpose of determining if a quorum is present. If your shares are held in street name and you do not vote your shares, your bank or brokerage firm can only vote your shares in their discretion for proposals which are considered “routine” proposals. Proposal 2, the ratification of the appointment of our independent registered public accounting firm; Proposal 3, the approval, by non-binding advisory vote, of the compensation of our named executive officers; Proposal 4, the approval of an amendment to our 2020 Plan to increase the number of shares of Common Stock authorized for issuance thereunder; and Proposal 5, the approval, by non-binding advisory vote, of the frequency of future votes on the compensation of our named executive officers are considered routine proposals, and therefore we do not expect any broker non-votes on Proposals 2, 3, 4 and 5. Proposal 1 is a “non-routine” proposal, and therefore there may be broker non-votes with respect to Proposal 1. However, broker non-votes will not affect the outcome of the vote on that proposal.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, then the shares represented by that proxy card will be voted FOR the election of all three director nominees, FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR the approval to have future advisory votes on executive compensation every year and FOR the approval of the amendment to the 2020 Plan.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our officers, directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these officers, directors and employees no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

When will voting results be made available?

We will announce the final voting results in a Current Report on Form 8-K that will be filed with the SEC within four business days following the Annual Meeting.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

Proposal No. 1 is a proposal to elect three persons to serve as directors on our Board. All of the nominees are currently serving as our directors. Our Certificate of Incorporation provides that our Board is divided into two classes, Class I and Class II, with members of each class typically serving staggered two-year terms. However, because we did not hold an Annual Meeting of Stockholders in 2020, due to the timing of when the business combination of our company (the “Business Combination”) was consummated, both classes of directors were nominated for re-election, and were elected, at the 2021 Annual Meeting of Stockholders, with the three Class I directors elected to serve for a one-year term expiring at the 2022 Annual Meeting of Stockholders and the four Class II directors elected to serve for a two-year term expiring at the 2023 Annual Meeting of Stockholders. The three Class I directors were re-elected to the Board at the 2022 Annual Meeting of Stockholders and will served on the Board until the 2024 Annual Meeting of Stockholders. Proposal No. 1 is a proposal to elect three Class II directors to serve for a two-year term expiring at the 2025 Annual Meeting of Stockholders.

The current members of each class of directors are as follows:

•        Class I directors: Darryl T.F. McCall, Rahul Petkar and Lev Peker

•        Class II directors: Aditya Jha, Prashant Pathak and Edwin J. Rigaud

The Board, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated Aditya Jha, Prashant Pathak and Edwin J. Rigaud for re-election as Class II directors to serve for a two-year term expiring at the 2025 Annual Meeting of Stockholders.

If elected, each director nominee would hold office until the Annual Meeting of Stockholders in 2025 and until his successor is elected and qualified, or his earlier death, resignation or removal. Stockholders cannot vote for a greater number of persons than the three nominees named. All of the Board’s director nominees have consented to be named in this proxy statement and to serve as a director, if elected.

If, prior to the Annual Meeting, any of the nominees should be unavailable to serve for any reason, the Board may (i) designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), (ii) allow the vacancy(ies) to remain open until a suitable candidate or candidates are located, or (iii) by resolution provide for a lesser number of directors. The Board has no reason to believe that any of its nominees will be unable to serve.

Directors are elected by a plurality of the votes cast by holders of our shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 1, provided a quorum is present. Stockholders do not have the right to cumulate their votes in the election of directors or with respect to any other proposal or matter. Assuming a quorum is present, the seven validly nominated individuals receiving the highest number of votes cast at the Annual Meeting will be elected directors.

Summarized below is certain information concerning the nominees for director and the directors whose term of office is not expiring at the Annual Meeting, including a brief account of the education and business experience during at least the past five years. There are no family relationships between any director, executive officer, or person nominated to become a director.

Director Nominees and Continuing Directors

Class II Director Nominees

Aditya Jha, age 67, has served as a director of the Company since November 20, 2020. His entrepreneurial pursuits have included startup technology ventures in the United States and internationally as well as turn-around businesses in Canada. He co-founded a software company, Isopia Inc., which was acquired by Sun Microsystems Inc., USA in 2001. He also served as General Manager, eBusiness at Bell Canada. He is a Member of the Order of Canada (Canada’s highest civilian honors).

Prashant Pathak, age 51, has served as a director of the Company since November 20, 2020 and is the Chairman of the Board. Mr. Pathak has served as CEO of Ekagrata Inc., a business building oriented principal investment company, since January 2015 and as a Principal of In Colour Capital Inc., an independent principal investment group, since April 2015. He has been an appointee of the Government of Canada on the Board of the Business Development Bank of Canada for nearly a decade. Previously, Mr. Pathak has been a Partner of McKinsey & Company Inc. At McKinsey he was a leader of the North American Telecom Practice, the Financial Services Practices and a leader in the Strategy & Corporate Finance Practice. He has also been part of the startup team and the Managing Partner of ReichmannHauer Capital Partners, a successful Canadian investment firm. Mr. Pathak has an MBA from INSEAD with Distinction and a B.Tech degree in Electrical Engineering from The Indian Institute of Technology (“IIT”), where he was adjudged the Best All-round Graduating Student of his class. He also has a Diploma in Fuzzy Logic from IIT.

Edwin J. Rigaud, age 79, served as the Chairman and Chief Executive Officer of Legacy Acquisition Corp. (“Legacy”) from its inception in 2016 until the Business Combination establishing PARTS iD Inc. in 2020, when he was named a director of PARTS iD, Inc. Mr. Rigaud has more than 50 years of business experience across a multitude of operating and leadership roles. In 2007, Mr. Rigaud founded EnovaPremier and commenced operations through the acquisition of the assets of T&WA, Inc. Since that time, he has served as owner and the President and Chief Executive Officer of EnovaPremier (2007-2018) and as Chairman (2019) while guiding that company to a position as one of the leading providers of automotive tire & wheel pre-assembly services in the United States. Prior to founding EnovaPremier, Mr. Rigaud served in numerous operating and management capacities at Procter & Gamble from 1965 to 2001. Mr. Rigaud’s notable leadership positions at Procter & Gamble included his role as a Vice President of Food & Beverage Products and as a Vice President of Government Relations in North America. Adding to his experience as a senior manager, Mr. Rigaud developed significant expertise in product development and brand management having been the first Technical Brand Manager in the exploratory phase of Pringle’s, and ultimately the Product Development Group Leader during the execution of Pringle’s national launch. Mr. Rigaud also led the product development efforts of Secret Deodorant & Antiperspirant improvements, including key active ingredient technology and perfume upgrades, while having direct participation with the Leo Burnett Agency in the creation of the famous advertising slogan, “strong enough for a man, but made for a woman.” Mr. Rigaud’s leadership in these efforts helped to facilitate a major relaunch of the Secret brand. He was ultimately named a Director in Product Development. Outside of his corporate leadership experience, Mr. Rigaud has served on the Board of the Federal Reserve Bank of Cleveland and the Board of the local affiliate of Fifth Third Bank of Cincinnati. Mr. Rigaud has also held appointments by Governor Bob Taft to the Ohio Board of Regents, and by President George W. Bush to the national Institute of Museum and Library Services. In 1997, Mr. Rigaud became the first CEO of the National Underground Railroad Freedom Center, located in Cincinnati, Ohio. This 9-year development program included raising $110 million while working closely with John Pepper, former Chairman and CEO of Procter & Gamble, who served as the national building Campaign Chairman. Mr. Rigaud is also the head of one of the first African American co-ownership groups of a Major League Baseball franchise, the Cincinnati Reds. Mr. Rigaud also serves as a director of Graf Acquisition Corp. IV, a blank check company.

Class I Directors (Term Expiring in 2024)

Darryl T. F. McCall, age 68, has served as a director of the Company since Legacy’s inception in 2016 and served as Legacy’s President and COO since Legacy’s inception until the Business Combination. With more than 35 years of domestic and international operating experience with consumer products businesses, Mr. McCall will provide us with a broad range of functional expertise and executive leadership experience. Mr. McCall served as Executive Vice President and Executive Committee member at Coty Inc. from 2008 to 2014 where his key responsibilities involved the management of numerous global manufacturing facilities and distribution centers. During his tenure at Coty, Mr. McCall also held major responsibilities related to the integration of 5 acquired businesses and helped lead the company through its $1.0 billion initial public offering in 2013. Prior to joining Coty, Mr. McCall held numerous positions at Procter & Gamble from 1978 to 2008. From 2007 to 2008, Mr. McCall was Product Supply Vice President — Global Fabric Care, leading a global organization comprised of more than 35 manufacturing operations centers and more than 16,000 employees. From 2005 to 2006, Mr. McCall served as General Manager of Procter & Gamble’s Global Personal Cleansing Care Division which oversees brands such as Camay®, Gillette®, Ivory®, Olay®, Old Spice®, and Zest®. Mr. McCall also held significant responsibilities for integrating certain of Procter & Gamble’s large acquisitions. Notable examples include the leadership of the supply chain integration of Gillette® and Wella®. Over the course of his career Mr. McCall has managed operations in Belgium, Canada, the United Kingdom, France, Switzerland and the United States. He also is an outside independent Director for HCP Packaging.

Rahul Petkar, age 63, has served as a director of the Company since November 20, 2020. Mr. Petkar is a business leader with over thirty-five years of experience in the financial services and technology sectors spanning Asia, Middle East, North America and Latin America, and is a strategic advisor and board member to both public and private financial technology startups in the United States and Canada. He is President and CEO of Ishkan Inc. a Canada corporation, and established Polaris Canada, a banking technology company providing services to all major Canadian banks and select U.S. financial institutions. He also served as Director of International Development at TD Waterhouse, where he was a core member of the team responsible for the global expansion of its brokerage and wealth management business to Japan, the United Kingdom, Luxembourg, and Hong Kong.

Lev Peker, age 41, has served as the Company’s Chief Executive Officer since April 2023 and a director of the Company since September 2022. Mr. Peker previously served as the Chief Executive Officer of CarLotz, Inc. until its merger with Shift Technologies Inc. (NASDAQ:SFT), which operated a consignment-to-retail used vehicle marketplace and provided its corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to easily access the retail sales channel. Prior to joining CarLotz, Inc., Mr. Peker was the Chief Executive Officer of CarParts.com (NASDAQ:PRTS) from January 2019 to April 2022, and before that Mr. Peker served as the Chief Marketing Officer of Adorama from July 2015 to January 2019. Mr. Peker also previously served as General Manager, Home Appliances and Tools at Sears Holding Corporation from August 2014 to July 2015 and as Vice President, Online Marketplaces and Manager, Financial Planning and Analysis at U.S. Auto Parts from March 2009 to August 2014 and from March 2008 to March 2009, respectively. Earlier in his career, Mr. Peker served as a Senior Financial Analyst at Smart & Financial, Economic and Valuation Services Senior Analyst at KPMG LLP and as a Transfer Pricing Senior Associate at PricewaterhouseCoopers LLP. Mr. Peker earned a Bachelor of Science degree in accounting from the University of Southern California, Marshall School of Business and an M.B.A. from the University of California Los Angeles, The Anderson School of Management. Mr. Peker is a Certified Public Accountant in the State of California.

The Board recommends that stockholders vote FOR each of the Class II director nominees named above for re-election to the Board.

Legal Proceedings

Directors or Executive Officers as Parties Adverse to the Company

The following are material proceedings to which certain of our directors or executive officers is a party adverse to, or has a material interest adverse to, the Company or its subsidiaries.

The Company (i) has been named as a defendant in Stanislav Royzenshteyn and Roman Gerashenko v. Prashant Pathak, Carey Kurtin, Ekagrata, Inc., Onyx Enterprises Canada Inc., Onyx Enterprises Int’l Corp. (“Onyx”), In Colour Capital, Inc., J. William Kurtin, (ii) has been named as a nominal defendant in Onyx Enterprises Canada Inc. v. Stanislav Royzenshteyn and Roman Gerashenko and Onyx Enterprises Int’l, Corp., and (iii) has been named as a third-party defendant in Prashant Pathak and Carey Kurtin v. Onyx Enterprises Int’l Corp., all in the Superior Court of New Jersey, Chancery Division, Monmouth County (collectively with all other matters related to the foregoing litigation, the “Stockholder Litigation”). The initial claim, made on February 12, 2018, stemmed from disputes between Stanislav Royzenshteyn and Roman Gerashenko (together, the “Founder Stockholders”) and Onyx Enterprises Canada Inc. and its principals (collectively, the “Investor Stockholder and Principals”) arising from circumstances relating to a 2015 Series A financing in which the Investor Stockholder and Principals participated. The Founder Stockholders allege, among other things, that they agreed to sell their shares in Onyx in reliance upon statements of the Investor Stockholder and Principals that they subsequently would bring additional investors and capital to Onyx and that the Investor Stockholder and Principals fraudulently and intentionally made material misstatements concerning Onyx’s valuation to potential investors. The initial complaint has since been withdrawn and amended multiple times to both defend the initial cause of action and add new causes of action against the Investor Stockholder and Principals; meanwhile, the Investor Stockholder and Principals have sought to dismiss the claim. The Founder Stockholders are seeking legal relief in the form of damages and equitable relief in the form of rescission. The initial claims were expanded to include two orders to show cause, one regarding the Company’s termination of Roman Gerashenko as Chief Executive Officer on December 24, 2018 and the second requesting removal of Kailas Agrawal as the court appointed independent provisional director. The court denied both on January 10, 2019, but Mr. Gerashenko’s employment-related claims were preserved for a potential future action. On February 21, 2019, the Investor Stockholder and Principals filed a motion to dismiss the amended complaint, but the court denied that motion.

While the core dispute rests between the Founder Stockholders and the Investor Stockholder and Principals, the Investor Stockholder and Principals have made claims directly against the Company alleging that the Company has an obligation to indemnify certain individuals affiliated with the Investor Stockholder and Principals pursuant to director indemnification agreements signed by the Company and such individuals. On March 13, 2019, the Founder Stockholders requested that the court not grant such relief to the Investor Stockholders and Principals. In addition, the Founder Stockholders tendered a demand for indemnification to the Company arising from certain claims asserted against them by the Investor Stockholder and Principals in the Stockholder Litigation. On December 16, 2020, the disinterested directors of the Board determined that the Founder Stockholders were not entitled to indemnification. Counsel for the Founder Stockholders was informed on December 18, 2020 of the Board’s decision. The Company also filed an answer to the complaint together with defenses to the claims for indemnification and have denied any wrongdoing or liability by the Company. Discovery is closed, but there are several pending discovery issues that remain outstanding.

The Investor Stockholder and Principals filed a motion for summary judgment seeking dismissal of all of the claims brought by the Founder Stockholders, which motion was heard on February 19, 2021. On August 31, 2021, the court issued an order granting in part and denying in part the motion for summary judgment, by which order eight claims were dismissed and seven claims were preserved. Pursuant to the court’s opinion, all of the derivative claims brought by the plaintiffs against the Company were dismissed. The only remaining claim against the Company is the defendants’ claim for indemnification.

At this point in the Stockholder Litigation, with discovery issues outstanding, no opinion can be offered as to the potential outcome of the Stockholder Litigation or as to any potential exposure of the Company to any monetary judgment.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 2)

Proposal No. 2 is a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Audit Committee of our Board, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. As a matter of good corporate practice, the Board has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting. WithumSmith+Brown, PC has served as our independent registered public accounting firm since 2020 and is considered by our Audit Committee to be well qualified.

If the stockholders do not ratify the appointment of WithumSmith+Brown, PC, the Audit Committee will reconsider the appointment. Even if the stockholders ratify the appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board unanimously recommends that you vote FOR Proposal No. 2 to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. If not otherwise specified, proxies will be voted “FOR” the ratification of WithumSmith+Brown, PC.

ADVISORY VOTE ON THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 3)

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, once we are no longer an emerging growth company, we are required to present a resolution to our stockholders to approve the compensation of our named executive officers, no later than the first anniversary of the date on which we cease to so qualify. Since we were no longer an emerging growth company as of December 31, 2022, we are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the “Executive Compensation” section of this Proxy Statement and the related compensation tables and disclosure.

As described below in the Compensation Discussion and Analysis section of this proxy statement, the executive officer compensation programs are designed to support our business goals and to promote short- and long-term profitable growth. We urge stockholders to read the “Executive Compensation” section of this Proxy Statement, which describes our executive compensation policies, and to review the other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. Our Compensation Committee believes that our policies and procedures are effective in fulfilling our objectives and that the compensation of our named executive officers reported in this Proxy Statement has supported and will contribute to our long-term success.

Proposal No. 3, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our Proxy Statement for the Annual Meeting.

This vote will not be binding on our Board and may not be construed as overruling a decision by our board of directors or creating or implying any change to the fiduciary duties of our Board. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends that you vote FOR Proposal No. 3 to approve, on an advisory basis, of the compensation of our named executive officers. If not otherwise specified, proxies will be voted “FOR” the approval of Proposal No. 3.

APPROVAL OF THE AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN AND AUTHORIZATION OF AN INCREASE TO THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 4,904,596 SHARES TO 9,904,596 SHARES (PROPOSAL NO. 4)

Our Board adopted the 2020 Equity Incentive Plan (the “2020 Plan”) which was originally approved by our stockholders on October 1, 2020. In order to be able to attract and retain employees, directors and consultants, it is essential that the Company is able to continue to offer a competitive equity compensation program. On May 12, 2023, the Board adopted and approved an amendment and restatement to the 2020 Plan (the “Amended 2020 Plan”) to increase the total number of shares of our Class A common stock (“Shares”) that can be issued under the 2020 Plan from 4,904,596 Shares to 9,904,596 Shares, subject to stockholder approval of the Amended 2020 Plan (the “Effective Date”). The material features of the Amended 2020 Plan are described below. The Amended 2020 Plan will not differ from the 2020 Plan other than increasing the number of Shares authorized for issuance under the Amended 2020 Plan by 5,000,000 Shares. Our Board believes that an increase in Shares authorized for issuance under the Amended 2020 Plan is reasonable and in the best interests of our stockholders given our desire to further strengthen the alignment of interests between eligible participants and our stockholders. This increase of 5,000,000 Shares represents approximately 14.36 % of our total shares of common stock outstanding as of the Record Date.

As of the Record Date, there were 34,825,971 Shares available for future issuance under the 2020 Plan. This remaining Share pool will not be sufficient to fulfill the Company’s equity compensation program during the next several years. We consider it important to maintain a strong association between compensation of our employees and service providers and our stockholders’ long-term interests.

Timing of Proposal

The last time we asked our stockholders to approve a long-term equity incentive plan, in full, was in 2020. The 2020 Plan has served us well, but approval of the Amended 2020 Plan by our stockholders will allow us to continue to grant equity incentive awards in order to secure and retain the services of our employees, directors and other service providers and to provide long-term incentives that align the interests of our employees, directors and other service providers with the interests of our stockholders.

In setting the number of Shares authorized for issuance under the Amended 2020 Plan, we considered the total outstanding equity awards under the 2020 Plan. Under the heading “Equity Compensation Plans” beginning on page 36 of the Proxy Statement, as required by the rules of the SEC, we provide information about Shares that may be issued under our equity compensation plans as of December 31, 2022. To facilitate the approval of the Amended 2020 Plan, set forth below is certain additional information as of the Record Date.

As of May 15, 2023, we had 34,825,971 Shares issued and outstanding. The closing price of the Shares as reported on the NYSE American Stock Market on May 15, 2023 was $0.54.

In determining the increase to the Share pool under our Amended 2020 Plan our Board considered the historical number of equity awards granted by the Company in the past three years. In 2020, 2021 and 2022, the Company made equity awards in respect of 0 Shares, 2,987,381 Shares and 451,582 Shares, respectively, under our 2020 Plan. The number of Shares outstanding as of December 31, 2020, 2021 and 2022 was 33,873,457, 33,965,804 and 34,825,971, respectively.

We also considered the Company’s historical burn rate. Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of Shares subject to equity awards granted during the year (with performance awards counted assuming “target” performance for this purpose) by the number of Shares outstanding at the end of the applicable year. Our historical burn rate is calculated as follows:

	2020	2021	2022
Restricted stock units granted	0	2,436,381	376,552
Performance stock units granted	0	551,000	75,030
Shares outstanding at end of the year	33,873,457	33,965,804	34,825,971
Burn rate (before forfeitures)	0.00%	8.80%	1.30%

The Company’s three-year average burn rate is 3.37%. We believe our historical burn rate is reasonable and appropriate for a company of our size in our industry. We believe a low burn rate reflects a judicious use of equity for compensation purposes. We will continue to monitor our equity use in future years to ensure our burn rate is within competitive market norms.

Our future burn rate will depend on a number of factors, including the number of participants in the Amended 2020 Plan, the price per Share, any changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

Key Amendment in the Amended 2020 Plan:

Increase the number of Shares currently available for awards under the 2020 Plan by 5,000,000 Shares.

Request for Approval of Share Pool Increase

After a review of our historical practices and our anticipated future growth, we believe that the 5,000,000 additional Shares that would become available under our Amended 2020 Plan, if this proposal is approved, would enable us to continue to grant equity awards for approximately the next two to three years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further dependent on the price of our Shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our Shares or future hiring activity with any degree of certainty at this time, each of which, among other factors, could impact the degree to which the Share reserve under the Amended 2020 Plan could last for a shorter or longer time.

Summary of the Amended 2020 Plan

The Amended 2020 Plan, is provided in Appendix A. The Amended 2020 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect strong corporate governance practices, including:

•        Stockholder approval is required for additional Shares.    The Amended 2020 Plan does not contain an annual “evergreen” provision that provides for automatic increases of Shares on an ongoing basis. The Amended 2020 Plan authorizes a fixed number for our share reserve, so that stockholder approval is required to issue any additional Shares from the Amended 2020 Plan.

•        No discounted stock options or stock appreciation rights.    All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•        Repricing is not allowed without stockholder approval.    The Amended 2020 Plan prohibits the repricing or exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

Administration.    The Amended 2020 Plan will be generally administered by the Board or the Compensation Committee or any other committee or subcommittee as duly appointed by the Board (the “Administrator”). Subject to the provisions of the Amended 2020 Plan the Administrator will determine in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The Administrator will have the authority to construe and interpret the terms of the Amended 2020 Plan and awards granted under it. The Amended 2020 Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Amended 2020 Plan.

Eligibility.    Awards may be granted under the Amended 2020 Plan to our employees, including officers, directors or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity. The Administrator will have the sole and complete authority to determine who will be granted an award under the Amended 2020 Plan.

Number of Shares Authorized.    If the Amended 2020 Plan is approved, the number of Shares that will be available for grant pursuant to awards under the Amended 2020 Plan will be 4,904,596 Shares as of October 1, 2020, the original effective date of the 2020 Plan plus (ii) 5,000,000 Shares as of the Effective Date, and such Shares shall consist of authorized but unissued or reacquired Shares or any combination thereof. If any award granted under the Amended 2020 Plan expires, terminates, or is canceled or forfeited without being settled, vested or exercised, Shares subject to such award will again be made available for future grants. Any Shares that are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, or any Shares reserved for issuance, but not issued, with respect to settlement of a stock appreciation right, will not again be available for grants under the Amended 2020 Plan.

Equity Awards Limit.    4,904,596 Shares reserved under the Amended 2020 Plan may be issued as incentive stock options. The maximum number of equity awards that may be awarded to the non-employee members of the Board of Directors for serving on the Board of Directors, shall be an amount determined by dividing $250,000 by the fair market value of a Share determined on the last trading day immediately preceding the date on which the applicable non-employee members of the Board of Directors award is granted.

Change in Capitalization.    If there is a change in our capitalization whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than stock (excepting regular, periodic cash dividends) that has a material effect on the fair market value of Shares, appropriate and proportionate adjustments will be made in the number and kind of Shares subject to the Amended 2020 Plan and to any outstanding awards, the award limits, and in the exercise or purchase price per share under any outstanding award in order to prevent dilution or enlargement of participants’ rights under the Amended 2020 Plan.

Awards Available for Grant.    The Administrator may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, performance share, performance unit, cash-based awards, other stock-based awards, or any combination of the foregoing.

Stock Options.    The Administrator will be authorized to grant options to purchase Shares that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Amended 2020 Plan will be subject to the terms and conditions established by the Administrator. Under the terms of the Amended 2020 Plan the exercise price of the options will not be less than the fair market value (or 110% of the fair market value in the case of an incentive stock option granted to a 10% stockholder) of our Shares on the date of grant. Options granted under the Amended 2020 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Administrator and specified in the applicable award agreement. The maximum term of an option granted under the Amended 2020 Plan will be ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent or by such other method as the Administrator may permit in its sole discretion, including, to the extent permitted by the Administrator, (i) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Shares being acquired upon the exercise of the option, (ii) by delivery of a properly executed exercise notice accompanied by a participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole Shares owned by the participant having a fair market value that does not exceed the aggregate exercise price for the Shares with respect to which the option is exercised, or (iii) by means of a “net exercise” procedure.

Stock Appreciation Rights.    The Administrator will be authorized to award SARs under the Amended 2020 Plan. SARs will be subject to the terms and conditions established by the Administrator. A SAR gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of our Shares between the date of grant of the award and the date of its exercise. An option granted under the Amended 2020 Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. The strike price per Share underlying each SAR shall not be less than 100% of the fair market value of such Share, determined as of the date of grant and the maximum term of a SAR granted under the Amended 2020 Plan will be ten years from the date of grant.

Restricted Stock.    The Administrator may grant restricted stock awards either as a bonus or as a purchase right at such price as the Administrator determines. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the Administrator specifies. Holders of restricted stock will have the right to vote the Shares and to receive any dividends paid, except that the dividends may be subject to the same vesting conditions as the related Shares.

Restricted Stock Unit.    Restricted stock units represent rights to receive Shares (or their value in cash) at a future date without payment of a purchase price, subject to vesting or other conditions specified by the Administrator. Holders of restricted stock units have no voting rights or rights to receive cash dividends unless and until Shares are issued in settlement of such awards. However, the Administrator may grant restricted stock units that entitle their holders to dividend equivalent rights subject to the same vesting conditions as the related units.

Performance shares and performance units.    Performance shares and performance units are awards that will result in a payment to their holder only if specified performance goals are achieved during a specified performance period. Performance share awards are rights denominated in Shares, while performance unit awards are rights denominated in dollars. The Administrator establishes the applicable performance goals based on one or more measures of business performance enumerated in the Amended 2020 Plan, such as revenue, gross margin, net income or total stockholder return, or on other measures, including subjective measures. To the extent earned, performance share and unit awards may be settled in cash or in Shares. Holders of performance shares or performance units have no voting rights or rights to receive cash dividends unless and until Shares are issued in settlement of such awards. However, the Administrator may grant performance shares that entitle their holders to dividend equivalent rights, subject to the same vesting conditions as the related units.

Cash-based awards and other stock-based awards.    The Administrator may grant cash-based awards that specify a monetary payment or range of payments or other stock-based awards that specify a number or range of Shares or units that, in either case, are subject to vesting or other conditions specified by the Administrator. Settlement of these awards may be in cash or Shares, as determined by the Administrator. Their holder will have no voting rights or right to receive cash dividends unless and until Shares are issued pursuant to the award. The Administrator may grant dividend equivalent rights with respect to other stock-based awards.

Effect of a Change in Control.    In the event of a change in control, outstanding awards shall be subject to the definitive agreement entered into by the Company in connection with the change in control. Subject to the requirements and limitations of Section 409A, if applicable, the Administrator may provide for any one or more of the following: (a) the Administrator may provide for acceleration of the exercisability, vesting and/or settlement in connection with a change in control of each or any outstanding award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the participant’s service prior to, upon, or following the change in control, and to such extent as the Administrator determines; (b) the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof may, without the consent of any participant, assume or continue the Company’s rights and obligations under each award or portion thereof outstanding immediately prior to the change in control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award; (c) the Administrator may, in its discretion and without the consent of any participant, determine that, upon the occurrence of a change in control, each award denominated in Shares or portion thereof outstanding immediately prior to the change in control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested share, if so determined by the Administrator) of Shares subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the change in control, or (iii) other property which, in any such case, shall be in an amount having a fair market value equal to the fair market value of the consideration to be paid per Share in the change in control, reduced (but not below zero) by the exercise or purchase price per Share, if any, under such award. Subject to the requirements and limitations of Section 409A, if applicable, in the event of a change in control, each outstanding non-employee director award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for, shall be settled effective immediately prior to the time of consummation of the change in control.

Nontransferability.    Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.

Amendment.    Our Administrator may amend, suspend or terminate the Amended 2020 Plan at any time, subject to stockholder approval if necessary to comply with any tax, stock exchange rules, or other applicable regulatory requirement. No amendment, suspension or termination of the Amended 2020 Plan shall affect any then outstanding award unless expressly provided by the Administrator. No amendment, suspension or termination of the Amended 2020 Plan may have a materially adverse effect on any then outstanding award without the consent of the participant. Notwithstanding any other provision of the Amended 2020 Plan or any award agreement to the contrary, the Administrator may, in its sole and absolute discretion and without the consent of any participant, amend the Amended 2020 Plan or any award agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Amended 2020 Plan or such award agreement to any present or future law, regulation or rule applicable, including, but not limited to, Section 409A.

Term.    The Amended 2020 Plan shall continue in effect until its termination by the Administrator; provided, however, that the Amended 2020 Plan is scheduled to expire on October 1, 2030.

Certain Federal Income Tax Consequences of the Amended 2020 Plan

Stock Options.    Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for U.S. federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares (a “disqualifying disposition”), the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code. Any additional gain and any loss would be a capital gain or loss. The applicable capital gain tax rate will depend on the length of the Participant’s share holding period measured from the exercise date. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the purchased shares on the date of exercise over the option exercise price, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price paid. We will be able to deduct this same excess amount for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs.    No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code.

Restricted Stock.    A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant elects to be taxed on the date of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed on the date of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation on the date of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for, or recoupment of, taxes paid on account of shares that fail to vest or on account of any subsequent decrease in the value of the shares. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, in the same year as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code.

Restricted Stock Units.    A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code.

Section 409A

Code Section 409A imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Code Section 409A, while others are exempt. If an award is subject to Code Section 409A and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Amended 2020 Plan and awards granted under the Amended 2020 Plan are intended to be exempt from or conform to the requirements of Code Section 409A.

New Plan Benefits

No awards have been previously granted under the Amended 2020 Plan. The awards that are to be granted to any participant or group of participants, other than the grants currently provided for under our non-employee director compensation policy that are automatically made irrespective of whether the Amended 2020 Plan is approved, are indeterminable at the date of this Proxy Statement because participation and the types of awards that may be granted under the Amended 2020 Plan are subject to the discretion of the administrator. Consequently, no new plan benefits table is included in this Proxy Statement.

Awards Granted Under the 2020 Plan

The awards actually granted under the 2020 Plan to our named executive officers in 2022 are described in the executive compensation tables within the “Executive Compensation” of this Proxy Statement. The equity grant program for our non-employee directors is described under the “Director Compensation” section of this Proxy Statement.

Vote Required for Approval

We are asking our stockholders to approve the Amended 2020 Plan and an authorization to increase the total number of Shares that may be issued thereunder from 4,904,596 to 9,904,596. A copy of the Amended 2020 Plan is included as Appendix A to this Proxy Statement.

The Board unanimously recommends that you vote FOR Proposal No. 4 to approve our Amended 2020 Plan and an authorization to increase the numbers of Shares authorized for issuance thereunder from 4,904,596 shares to 9,904,596 Shares. If not otherwise specified, proxies will be voted “FOR” the approval of Proposal No. 4.

ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY “SAY-ON-PAY” VOTES (PROPOSAL NO. 5)

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to include in this Proxy Statement and to present at the Annual Meeting a non-binding stockholder vote on whether an advisory vote on executive compensation should be held every year, every two years or every three years. Our Board believes that an advisory “say-on-pay” vote on executive compensation should be held every year.

We believe that an annual non-binding advisory vote on executive compensation is the optimal frequency for our “say-on-pay” vote to allow stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the Proxy Statement each year. Additionally, an annual “say-on-pay” advisory vote on executive compensation is consistent with the policies of our board of directors, our nominating and corporate governance committee and our compensation committee to engage in an ongoing dialogue with our shareholders on our executive compensation practices and corporate governance matters.

Proposal No. 5, commonly known as a “say-on-frequency” vote, gives stockholders the opportunity to endorse or not endorse the decision of the Board to hold an advisory vote on executive compensation at each annual meeting of stockholders hereafter. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve our presentation at each annual meeting of stockholders hereafter of a proposal to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our Proxy Statement for such Annual Meeting.

This vote will not be binding on our Board and may not be construed as overruling a decision by Board or creating or implying any change to the fiduciary duties of our Board. Our Compensation Committee and our Board may, however, take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Stockholders can choose one of four choices for this Proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove our board of director’s recommendation.

The Board unanimously recommends that you vote FOR Proposal No. 5 to have future advisory votes on executive compensation every year. If not otherwise specified, proxies will be voted “FOR” the approval of Proposal No. 5.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Stockholder Communications with the Board of Directors

Stockholders of the Company wishing to send a written communication to the Board, a Board committee or an individual director should send the written communication to: PARTS iD, Inc., Attention: Investor Relations, 1 Corporate Drive, Suite C, Cranbury, New Jersey 08512. Any such communication should include the stockholder’s name and address and identify any individual directors or committees of the Board to which the stockholder would like to have the written communication sent. The Corporate Secretary, or his or her designee, will, in such manner as he or she deems appropriate, collect and organize such stockholder communications and periodically forward them to the Board or a committee or individual director, as applicable. The Corporate Secretary may refuse to forward material which he or she determines in good faith to be commercial, frivolous or otherwise inappropriate for delivery.

Board Leadership Structure and Risk Oversight

The Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, the Board does not have a fixed policy regarding the separation of the offices of Chief Executive Officer and Chairman and believes that it should maintain the flexibility to select the Chairman and its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its Stockholders. This has allowed the Board the flexibility to establish the most appropriate structure for the Company at any given time.

Currently, our Chief Executive Officer is separate from our Chairman. The Board believes that, currently, having a separate Chief Executive Officer and Chairman is the appropriate leadership structure for our Company. In making this determination, the Board considered, among other matters, the respective experiences of and rapport between Messrs. Ciappina and Pathak and believes that such structure promotes balanced leadership and direction for the Company. If the Board decides in the future that circumstances indicate that combining the positions of Chairman and Chief Executive Officers will foster a more effective and efficient Board, the independent directors will designate one of themselves as “Lead Independent Director.”

The Board is actively involved in overseeing our risk assessment and monitoring processes. The Board, through the Strategy, Technology and Risk Management Committee, focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. In addition, each of the other committees of the Board considers risk within its area of responsibility.

Director Independence

NYSE American listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the Company or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that all of our directors, except for Lev Peker who serves as the Company’s Chief Executive Officer, are “independent directors” as defined in the NYSE American listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Meetings and Committees of the Board of Directors

Our Board of Directors held five meetings during 2022. During 2022, each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served. It is a policy of our Board that all directors attend the Annual Meeting of Stockholders absent unusual circumstances. All of our directors virtually attended our 2022 Annual Meeting of Stockholders.

Our Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Strategy, Technology and Risk Management Committee. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below. The charter of each committee is available on our website at www.partsidinc.com/corporate-governance/governance-documents. Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are composed solely of independent directors.

Audit Committee

We have established an Audit Committee of the Board. The members of our Audit Committee Rahul Petkar, Prashant Pathak and Aditya Jha. Mr. Petkar serves as chair of the Audit Committee. Messrs. Petkar, Pathak and Jha qualify as independent directors under applicable NYSE American and SEC rules. Each member of the Audit Committee is financially literate and our Board has determined that Mr. Petkar qualifies as an “audit committee financial expert” as defined in applicable SEC rules. The Audit Committee held three meetings in 2022.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered accounting firm all relationships the independent registered accounting firm have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a Compensation Committee of the Board consisting of two members. The members of our Compensation Committee are Aditya Jha and Rahul Petkar. Mr. Jha serves as chair of the Compensation Committee. The Compensation Committee held four meetings during 2022.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the NYSE American and the SEC.

Nominating and Corporate Governance Committee

We have established a Nominating and Corporate Governance Committee. The members of our Nominating and Corporate Governance Committee are Aditya Jha and Rahul Petkar. Mr. Jha serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held two meetings during 2022.

We have adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•        developing, recommending to the Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the Company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Strategy, Technology and Risk Management Committee

We have established a Strategy, Technology and Risk Management Committee. The members of our Strategy, Technology and Risk Management Committee are Darryl T.F. McCall, Prashant Pathak and Edwin J. Rigaud. Mr. McCall serves as chair of the Strategy, Technology and Risk Management Committee. The Strategy, Technology and Risk Management Committee held four meetings in 2021.

We have adopted a Strategy, Technology and Risk Management Committee charter, which details the principal functions of the Strategy, Technology and Risk Management Committee, including:

•        conducting a periodic review of the Company’s strategic technology platform and associated risks and resources;

•        reviewing the policies and procedures established by management to identify, assess, measure and manage key strategic opportunities, issues and risks facing the Company, including platform risk, operational risk, market risk, model risk, cybersecurity risk, technology risk and reputational risk;

•        discussing emerging trends and disruptions in industry and technologies;

•        evaluating the Company’s data and technology platform efficacy for customer value delivery and relevance;

•        reviewing the Company’s material investments in and capital deployments for technology;

•        assisting the Board in its oversight of the Company’s risk management regarding product technology, business continuity, innovation, cybersecurity, research and development;

•        reviewing critical cybersecurity and related risks and vulnerabilities; and

•        reviewing the Company’s technology asset footprint in regards to multi-location service delivery and business continuity.

Director Qualifications, Board Diversity and Director Candidates

The Board is responsible for approving candidates for Board membership. The Board has delegated the responsibility for evaluating, selecting and recommending director nominees to the Nominating and Corporate Governance Committee. In evaluating candidates and existing directors for service on the Board, the Nominating and Corporate Governance Committee considers certain minimum qualifications, including:

•        high moral and ethical character and willingness to apply sound, objective and independence business judgment;

•        broad experience and accomplishment in their respective field;

•        a reputation, both personal and professional, that is consistent with the image and reputation of the Company;

•        sufficient time to devote to the Company’s affairs and to carry out his or her duties as a director and/or committee member, as applicable; and

•        the ability to exercise sound business judgment and to provide insight and practical wisdom based on experience.

Specific additional criteria may be added with respect to specific searches for new Board members. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them.

Candidates for director nominees are reviewed in the context of the current composition of the Board, and the needs of the Board given the circumstances of the Company. In identifying and screening candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience (for example, in relation to finance and accounting, international operations, strategy, risk management, technical expertise, policy-making, etc.). In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of the NYSE American.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Board periodically reviews the appropriate size of the Board, which may vary to accommodate the availability of suitable candidates and the needs of the Company.

The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders and evaluates them using substantially the same criteria as it applies to recommendations from other sources. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee c/o Corporate Secretary, PARTS iD, Inc., 1 Corporate Dr., Suite C, Cranbury, NJ 08512. Any such recommendation must include, among other items:

•        the name and address of the stockholder and a representation that the stockholder is a holder of record of shares of our common stock;

•        a brief biographical description for the nominee, including his or her name, age, business and residence addresses, occupation for at least the last ten years and a statement of the qualifications of the candidate, including educational background, taking into account the qualification requirements set forth above;

•        permission from the Company to conduct a background investigation, including the right to obtain education, employment and credit information;

•        the candidate’s consent to serve as a director if elected.

For a complete list of information that must be submitted with any such recommendation, see the section entitled “Stockholder Recommendations for Directors” in the Nominating and Corporate Governance Committee’s charter, which is available on our website at www.partsidinc.com/corporate-governance/governance-documents.

Corporate Governance Policies

We have adopted the Corporate Governance Guidelines that guide the Company and the Board on matters of corporate governance, including director responsibilities, Board committees and their charters, director independence, director qualifications, director evaluations, director orientation and education, director access to management, Board access to independent advisors, and management development and succession planning. The Corporate Governance Guidelines are available on our website at www.partsidinc.com/corporate-governance/governance-documents.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees. Complete copies of our code of ethics and our committee charters are available on our website at www.partsidinc.com/corporate-governance/governance-documents. The inclusion of the Company’s website address in this Proxy Statement does not include or incorporate by reference the information on the Company’s website into this Proxy Statement. In addition, a copy of the code of ethics will be provided without charge upon request to us. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller by posting such information on our website at www.partsidinc.com.

DIRECTOR COMPENSATION

Pursuant to the Company’s Non-Employee Director Compensation Policy, during 2022, our non-employee directors received the following annual retainers, as applicable, payable in quarterly installments, in advance, on the first business day of each calendar quarter:

•        an annual retainer of $35,000;

•        committee chair annual fees as follows:

Committee Chair	Annual Cash Fee
Audit	$22,500
Compensation	$15,000
Nominating and Corporate Governance	$15,000
Strategy, Technology and Risk Management	$17,500

•        committee membership annual fees (including the chair) as follows:

Non-Chair Committee Members	Annual Cash Fee
Audit	$5,000
Compensation	$5,000
Nominating and Corporate Governance	$3,000
Strategy, Technology and Risk Management	$3,000

•        the chair of the Board receives an additional annual fee of $35,000.

Unless a committee or the Board has more than six meetings per calendar year, there will be no meeting fees. If there are more than six meetings in one calendar year for an individual committee or the Board, additional compensation will be reviewed by the Compensation Committee at that time.

The Non-Employee Director Compensation Policy provides that each non-employee director will receive an annual restricted stock unit (“RSU”) grant on the date of each annual meeting of stockholders at which the director is elected to the Board or continues to serve as a director, with the number of RSUs calculated by dividing $50,000 by the closing sale price for a share of the Company’s common stock on the Company’s principal stock exchange on the date of grant. Each such grant will vest in full on the earlier of one year after the date of grant or the date of the next year’s annual meeting of stockholders, provided the director remains a member of the Board as of the vesting date.

In addition, during 2022, each non-employee director received an award of 50,000 RSUs with an effective grant date of June 15, 2022. These RSUs fully vested on the earlier of one year after the date of grant or the date ofo the Annual Meeting.

The Company reimburses directors’ reasonable expenses in connection with attending board and committee meetings.

2022 Director Compensation Table

The following table presents the compensation for each person who served as a member of our Board of Directors during 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Aditya Jha	64,500	50,000	114,500
Darryl T.F. McCall	55,500	50,000	105,500
Prashant Pathak	74,500	50,000	124,500
Rahul Petkar	43,000	50,000	93,000
Edwin J. Rigaud	38,750	50,000	88,750
Lev Peker	15,625	35,600	51,225
Ann Schwister(2)	49,125	50,000	99,125
Rick White(3)	69,440	50.000	119,440

____________

(1)      Amounts shown represent the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of awards of RSUs granted in 2022, which include: 50,000 RSUs granted to each director on June 15, 2022 (except for Lev Peker who joined board on September 28,2022 and was granted 35,600 RSUs), pursuant to our Non-Employee Directors Compensation Policy. All 2022 RSU grants will vest on June 14, 2023.

(2)      Ms. Schwister resigned from the Board of Directors on September 28, 2022.

(3)      Mr. White resigned from the Board of Directors on February 6, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2021 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under the section entitled “Executive Compensation.”

Certain Relationships with Directors and Stockholders

Indemnification Agreements

In connection with the closing of the Business Combination, the Company entered into indemnification agreements as of November 20, 2020 (the “PARTS iD Indemnification Agreements”), with each of its officers and directors. Each PARTS iD Indemnification Agreement provides for indemnification by the Company of certain expenses, judgments, liabilities, settlement amounts and costs and the advancement of certain expenses, each to the fullest extent not prohibited by applicable law, relating to claims, suits or proceedings arising from the director’s or officer’s service to the Company.

Indemnification Claims

In 2015, each of Stanislav Royzenshteyn and Roman Gerashenko (the “Founder Stockholders”) entered into indemnification agreements (the “Founder Indemnification Agreements”) with Onyx, relating to the Founder Stockholders’ services as directors or officers.

In connection with certain legal proceedings involving certain of our stockholders (the “Stockholder Litigation”), Onyx Enterprises Canada Inc. and its principals (the “Investor Stockholder and Principals”) have made claims directly against the Company alleging that the Company has an obligation to indemnify certain individuals affiliated with the Investor Stockholder and Principals pursuant to the PARTS iD Indemnification Agreements signed by the Company and such individuals. In addition, the Founder Stockholders have tendered a demand for indemnification to the Company under the Founder Indemnification Agreements arising from certain claims asserted against them by the Investor Stockholder and Principals in the Stockholder Litigation. See “Election of Directors (Proposal No. 1) — Legal Proceedings” in this Proxy Statement and Note 7 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022, for more information on the Stockholder Litigation and the related indemnification claims.

Convertible Notes and Warrants

On March 6, 2023 (the “Initial Closing Date”), the Company entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) whereby the Company agreed to issue and sell to certain investors (collectively, the “Investors”), in a private placement, (i) an aggregate principal amount of up to $10 million in junior secured convertible promissory notes (the “Convertible Notes”) and (ii) an aggregate of up to two million warrants to purchase the Company’s common stock at an exercise price of $0.50 per share (the “Warrants”), in one or more closings pursuant to the terms of the Purchase Agreement. All of the disinterested directors of the Board, as well as the disinterested directors of the Audit Committee, reviewed and approved the terms of the Purchase Agreement, Convertible Notes and Warrants. As of the Initial Closing Date, the Company issued and sold (i) an aggregate principal amount of $2,900,000 of Convertible Notes and (ii) an aggregate of 580,000 Warrants, of which $2,650,000 of Convertible Notes and 530,000 Warrants were purchased by entities affiliated with certain directors, officers and beneficial owners of the Company. Specifically, (1) Lev Peker, a current director on our Board, purchased an aggregate principal amount of $250,000 of Convertible Notes and received 50,000 warrants to purchase common stock of the Company and (2) Edwin J. Rigaud, a current director on our Board, purchased an aggregate principal amount of $400,000 of Convertible Notes and received 80,000 warrants to purchase common stock of the Company.

On May 19, 2023, the Company entered into a Note and Warrant Purchase Agreement (the “Second Purchase Agreement”) whereby the Company agreed to issue and sell to certain investors (the “Purchasers”), in a private placement, (i) unsecured convertible promissory notes (the “New Convertible Notes”) in the aggregate principal amount of $1,000,000 and (ii) an aggregate of 2,083,333 warrants to purchase shares of the Common Stock, at an exercise price of $0.48 per share (the “New Warrants”). Lev Peker, the Chief Executive Officer and a director of the Company, purchased an aggregate principal amount of $750,000 of New Convertible Notes and received an aggregate of 1,562,500 New Warrants in this offering. All of the disinterested directors of the Board, as well as the disinterested directors of the Audit Committee, reviewed and approved the terms of the Second Purchase Agreement, New Convertible Notes and New Warrants.

Approval of Related Party Transactions

The charter of the Audit Committee contains the Company’s Related Party Transactions Policy (the “Policy”). The Policy sets forth the procedures to be followed by the Audit Committee in reviewing actual or potential related party transactions. Those procedures include consideration of whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party, whether there are business reasons for the Company to enter into the transaction, whether the transaction would impair the independence of an outside director, whether the transaction would present an improper conflict of interest for any director or executive officer and the extent of the related party’s interest in the transaction.

ANTI-HEDGING AND ANTI-PLEDGING POLICY

The Company’s Insider Trading Policy prohibits all Company directors and executive officers (including the Company’s named executive officers, or “NEOs”) from engaging in the following transactions: (i) purchasing Company securities on margin, or otherwise pledging Company securities, (ii) short sales of Company securities, (iii) buying or selling put or call options or other derivative securities based on Company securities, (iv) purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of offsetting any decrease in the market value of equity securities either held, directly or indirectly, by the covered individual or granted by the Company as part of the compensation of the covered individual, and (v) engaging in limit orders or other pre-arranged transactions that execute automatically, except for “same-day” limit orders and approved 10b5-1 plans.

STOCK OWNERSHIP GUIDELINES

The Compensation Committee has established Stock Ownership Guidelines applicable to our directors and named executive officers. Under the guidelines, each covered individual is expected to own shares of the Company’s common stock with a value at least equal to the following: (i) for the Chief Executive Officer, two times his annual base salary; (ii) for the other named executive officers, one times his annual base salary; and (iii) for our non-employee directors, 2.5 times the annual non-chair Board retainer.

Shares counted for purposes of the ownership guidelines generally include shares owned directly and indirectly, as well as shares underlying full value awards subject to time-based vesting requirements, and the number of shares underlying “in-the-money” stock options with a value equal to the option spread, determined as of the most recent fiscal year end. Shares underlying unvested awards subject to performance-based vesting requirements and shares underlying unvested, out-of-the money stock options generally do not count towards the ownership requirements.

The applicable ownership level is to be achieved by the covered individuals within five years of when he or she becomes subject to the guidelines. Until an executive officer or director has achieved the applicable ownership level, he or she must retain at least 50% of the “net profit shares” resulting from any stock option exercise or from the exercise, vesting or settlement of any other form of equity-based compensation award. “Net profit shares” refers to that portion of the number of shares subject to the exercise, vesting or settlement of an award that the individual would receive had he or she authorized us to withhold shares otherwise deliverable in order to satisfy any applicable exercise price or withholding taxes. The Compensation Committee is responsible for monitoring the application of the guidelines.

EXECUTIVE COMPENSATION

Overview

This compensation overview provides a summary of the Company’s compensation policies and programs, generally explains the Company’s compensation objectives, policies and practices with respect to its executive officers, and identifies the elements of compensation for each of the individuals identified in the following table, whom the Company refers to as its named executive officers, or “NEOs” for the fiscal year ended December 31, 2022.

Name	Principal Position
Antonino Ciappina	Former Chief Executive Officer
Kailas Agrawal	Former Chief Financial Officer
Mark Atwater	Vice President of Vendor Relations

Compensation and Benefits Philosophy

The Company has designed its compensation and benefits as part of its overall human capital management strategy to facilitate its ability to attract, retain, reward and motivate a high performing executive team. The company’s compensation philosophy is based on a motivational plan to provide pay-for-performance (at both the individual and company levels), to enable the Company’s executive team to achieve the Company’s objectives successfully. The Company’s motivational plan is designed to achieve the following goals:

•        to reward principles that effect the success and accomplishment of the Company’s mission and goals;

•        to attract, motivate and retain a high performing executive team;

•        to recognize and reward individuals whose performance adds significant value to the Company; and

•        to support and encourage executive team performance.

Compensation Elements

In the year ended December 31, 2022, the Company’s executive compensation program consisted of the following elements:

•        base salary;

•        cash incentives;

•        equity-based compensation; and

•        benefits.

The Compensation Committee’s goal has been to set base compensation based upon financial and operating performance, each executive officer’s level of experience, and each executive officer’s current and expected future contributions to its results, in addition to providing competitive benefits. To emphasize the relationship between executive pay and the Company’s performance, the Compensation Committee provided for an annual cash incentive program based on 2022 performance. The Compensation Committee believes that this mix emphasizes performance, further aligning with our stockholders’ interests, and promotes retention.

Role of the Compensation Committee

The Compensation Committee reviews and approves the compensation of our executive officers. The Compensation Committee is solely composed of non-management directors, all of whom meet the independence requirements of applicable NYSE American rules.

Executive Compensation Determinations for 2022

Salary

Following the end of 2021, the Compensation Committee reviewed the base salaries of each of the NEOs. The Compensation Committee determined that the base salaries of our NEOs were appropriate in light of their duties and responsibilities, and therefore the base salaries for each of the NEOs remained the same for 2022. The 2022 base salaries for each of the NEOs is included in the summary compensation table below.

Annual Incentive Plan

In early 2022, the Compensation Committee approved an annual incentive bonus program for the NEOs that would be earned based: (a) 56% on the achievement on Company organic net revenue (“Organic Net Revenue”); (b) 14% on organic adjusted cash flow (“Organic Adjusted Cash Flow”); and (c) 30% on the assessment of each participant’s individual contribution amount.

The Compensation Committee also established the target percentage by which the base salary of each NEO would be multiplied in order to determine the dollar amount that would be multiplied by the weighted percentage payout level applicable to each NEO following determination of such based on actual performance. The target amount for each NEO is set forth below:

NEO	Target Amount of 2021 Base Salary
Antonino Ciappina	50%
Kailas Agrawal	30%
Mark Atwater	30%

No bonuses will be paid to the NEO’s in 2023 for 2022 performance due to the Company’s 2022 financial results.

Equity Awards

A key component of an executive officer’s compensation is equity incentive awards, which are critical to focusing our executives on the Company’s long-term growth and creating stockholder value. The Compensation Committee grants equity awards under the PARTS iD, Inc. 2020 Equity Incentive Plan (the “2020 Plan”).

The Compensation Committee set the following equity targets for the following NEOs:

NEO	Target PSUs
Antonino Ciappina	130,000
Kailas Agrawal	125,000
Mark Atwater	120,000

No performance stock units (“PSUs”) were granted to the NEOs in 2023 for 2022 performance due to the Company’s 2022 financial results.

Summary Compensation Table

The following table sets forth the total compensation for the Company’s NEOs earned or paid by Onyx prior to the Business Combination and by the Company after the Business Combination for the years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(i)	(j)
Antonino Ciappina(4)	2022	400,000	—	—	—	—	400,000
Former Chief Executive Officer	2021	409,241	—	2,085,200	136,151	—	2,630,592

Kailas Agrawal(5)	2022	300,000	—	—	—	—	300,000
Former Chief Financial Officer	2021	300,000	—	2,005,000	67,208	—	2,372,208

Mark Atwater	2022	315,000	—	—	—	—	315,000
Vice President Vendor Relations	2021	315,000	—	1,924,800	58,925	—	2,298,725

____________

(1)      Represents incentive compensation based on individual and organization-wide performance, including amounts earned related to the applicable year even if paid in the following year.

(2)      Represents the aggregate grant date fair value of RSU and PSU awards granted during 2021, computed in accordance with FASB ASC Topic 718, which for RSUs was equal to the closing price of a share of our Common Stock on the date of grant, multiplied by the number of RSUs in the grant, and for PSUs was equal to the closing price of a share of our Common Stock on the date of grant, multiplied by the maximum number of PSUs that could be earned from the grant.

(3)      Represents amounts earned under our annual incentive plan for 2021, which was were paid shortly after the end of 2021.

(4)      Mr. Ciappina resigned from his position as Chief Executive Officer of the Company effective February 17, 2023.

(5)      Mr. Agrawal resigned from his position as Chief Financial Officer and retired effective December 31, 2022.

Outstanding Equity Awards at 2022 Fiscal Year End

The following table sets forth certain information regarding equity awards that have been granted to our NEOs and that were outstanding as of December 31, 2022:

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Antonino Ciappina	4/16/2021	43,334		42,251	—		—
	4/16/2021				130,000	(3)	126,750

Kailas Agrawal(2)	4/16/2021	41,667		40,625	—		—
	4/16/2021				125,000	(3)	121,875

Mark Atwater	4/16/2021	40,000	(3)	39,000
	4/16/2021				120,000	(3)	117,000

____________

(1)      Market value is calculated by multiplying the number of shares by $0.975, the closing sale price per share of our Common Stock on the NYSE American on December 30, 2022.

(2)      Mr. Agrawal retired and resigned from his position as Chief Financial Officer on December 31, 2022. Any unvested outstanding equity awards held by Mr. Agrawal at December 31, 2022 were forfeited.

(3)      Represents the maximum number of PSUs that can be earned based on the results of performance measures during the three-year performance period of 2021-2023. The PSUs will vest on the date on which the Compensation Committee certifies the degree to which the performance goals have been satisfied and the number of PSUs that have been earned.

Summary of Compensatory Arrangements with Named Executive Officers, Including Arrangements Upon a Termination or Change in Control

Employment Agreements

The Company entered into an at-will employment agreement with Mr. Ciappina on November 28, 2019 (the “Ciappina Employment Agreement”). Pursuant to the Ciappina Employment Agreement, Mr. Ciappina is entitled to an annual salary of $300,000, subject to potential increases. Additionally, Mr. Ciappina was eligible to earn cash incentive compensation of up to $90,000 per year based on performance related to individual and organization-wide metrics. Upon the completion of four years of continuous employment with the Company, Mr. Ciappina was also eligible to receive a lump-sum incentive payment of up to $325,000, with the actual amount to be paid to him to be determined based on the Company’s performance during the corresponding period. As contemplated by the Ciappina Employment Agreement, in connection with the Company’s adoption of the 2020 Plan and the Compensation Committee’s determination to utilize annual incentive bonuses as described above, further accruals of the lump-sum incentive payment have ceased. On July 10, 2020, in connection with the resignation of Mr. Royzenshteyn as CEO of the Company, Mr. Ciappina assumed the duties of interim general manager, and in November 2020, in connection with the Business Combination, Mr. Ciappina assumed the duties of CEO. The Ciappina Employment Agreement was not amended in 2020 in connection with Mr. Ciappina’s assumption of these duties, however, the Compensation Committee has approved extending Mr. Ciappina’s severance period from 90 to 180 days. Further, as described above, the Compensation Committee has increased Mr. Ciappina’s annual base salary to $400,000, retroactive to the date of his promotion to CEO, and has determined that his 2021 bonus opportunity was equal to 50% of his base salary.

The Company entered into an at-will employment agreement with Mr. Agrawal on August 4, 2020 (the “Agrawal Employment Agreement”). Pursuant to the Agrawal Employment Agreement, Mr. Agrawal is entitled to an annual salary of $300,000, subject to potential increases. Additionally, Mr. Agrawal may earn cash incentive compensation of up to $90,000 per year based on performance related to individual and organization-wide metrics. Upon the completion of two years of continuous employment with the Company, Mr. Agrawal was also eligible to receive a lump-sum incentive payment of up to $162,500, with the actual amount to be paid to him to be determined based on the Company’s performance during the corresponding period. As contemplated by the Agrawal Employment Agreement, in connection with the Company’s adoption of the 2020 Plan and the Compensation Committee’s determination to utilize annual incentive bonuses as described above, further accruals of the lump-sum incentive payment have ceased.

Pursuant to each applicable employment agreement, Mr. Ciappina and Mr. Agrawal have agreed that, during the relevant period of employment and for two years after, each officer shall not (i) engage in any competing business within any state, country, region or locality in which the Company is operating or (ii) solicit any of the Company’s clients or hire any of the Company’s employees, contractors, agents, or business affiliates.

Mr. Ciappina resigned from his position as Chief Executive Officer of the Company effective February 17, 2023. Mr. Agrawal resigned from his position as Chief Financial Officer of the Company and retired effective December 31, 2022.

Equity Award Provisions

In general, any unvested RSUs and PSUs will be forfeited upon a named executive officer’s termination of employment for any reason, except that if a named executive officer’s employment is terminated by the Company without cause or by the named executive officer for good reason within twelve months following a change in control of the Company, all then-unvested RSUs and PSUs held by the named executive officer will vest. In addition, if a named executive officer retires after reaching age 65 with at least five years of service to the Company (taking into account service with predecessors) and after the first full year of the performance period has been completed, the named executive officer will be eligible to vest in his PSUs at the end of the performance period based on the Compensation Committee’s determination at the end of the performance period of the level at which the performance goals were achieved.

Retirement Plans; Non-Qualified Deferred Compensation Plans

The Company currently does not maintain any retirement or non-qualified deferred compensation plans for any of its employees.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Fair value amounts below are computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. For time-based RSU awards, fair value is calculated using the closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price. For PSU awards, the same valuation methodology as RSU awards is used to calculate fair value except year-end and vesting date values are multiplied by the probability of achievement as of each such date. The estimated probability of achievement of the 2021 PSUs was 100% at 2021 and 0% at 2022 year-end. Total shareholder return has been calculated in a manner consistent with Item 402(v) of Regulation S-K.

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Compensation Committee views the link between company performance and our named executive officers’ pay. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The “Compensation Actually Paid”, which is presented in the table below, is defined by the SEC and does not reflect amounts actually paid, earned or received by our named executive officers. A significant portion of the “Compensation Actually Paid” amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. Any unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our share price. The ultimate values actually realized by our named executive officers from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.

Year(1)	Summary Compensation Table Total for PEO ($)(2)(3)	Compensation Actually Paid to PEO ($)(4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(2)(5)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(6)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(7)	Net Loss ($)
2022	400,000	293,617	307,500	34,442	15.33	(17,923,880)
2021	2,360,592	$1,191,925	2,372,343	989,010	38.36	(7,962,800)

____________

(1)      In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

(2)      The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) set forth in the Company’s most recently filed Form 10-K/A. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)      For all years in question, our Principal Executive Officer (PEO) was the Company’s Chief Executive Officer, Antonino Ciappina.

(4)      The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our PEO during each of the years in question:

Adjustments to Determine Compensation “Actually Paid” for PEO	Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Column in the SCT	Increase for Fair Value of Awards Granted during the year that Remain Unvested as of Year End	Increase for Fair Value of Awards Granted during the year that Vest during year	Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	Deduction of Fair Value of Awards Granted Prior to year that were Forfeited or Modified during year	Dollar Value of Dividends or other Earnings Paid on Stock Awards prior to Vesting Date not otherwise included in Total Compensation	Total Adjustments
2022	$0	$0	$0	$(63,483)	$(42,900)	$0	$0	$(106,383)
2021	$(2,085,200)	$528,667	$117,867	$0	$0	$0	$0	$(1,438,666)

(5)      During 2022, our remaining NEOs consisted of Kailas Agarwal (Chief Financial Officer) and Mark Atwater (Vice President, Vendor Relations). During 2021, our remaining NEOs consisted of Kailas Agarwal (Chief Financial Officer) and Ajay Roy (Chief Operating Officer).

(6)      The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at the average compensation “actually paid” to our Non-PEO NEOs during each of the years in question:

Adjustments to Determine Compensation “Actually Paid” for PEO	Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	Increase for Fair Value of Awards Granted during the year that Remain Unvested as of Year End	Increase for Fair Value of Awards Granted during the year that Vest during year	Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	Deduction of Fair Value of Awards Granted Prior to year that were Forfeited or Modified during year	Dollar Value of Dividends or other Earnings Paid on Stock Awards prior to Vesting Date not otherwise included in Total Compensation	Total Adjustments
2022	$0	$0	$0	$(29,300)	$(40,425)	$(203,333)	$0	$(273,058)
2021	$(2,005,000)	$508,333	$113,333	$0	$0	$0	$0	$(1,383,334)

(7)      Total shareholder return is calculated for each year based on a fixed investment of $100 from the beginning of the earliest year in the table (December 31, 2020) through the end of each applicable year in the table, assuming reinvestment of dividends.

Pay Versus Performance Relationship Disclosures

Compensation Actually Paid and Cumulative Total Shareholder Return

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative total stockholder return for the fiscal years ended December 31, 2022 and 2021. Total stockholder return amounts reported in the graph assume an initial fixed investment of $100 on December 31, 2020.

Compensation Actually Paid vs. TSR
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Compensation Actually Paid
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
TSR
$1,191,925
$38
$989,010
$15
$293,617
$34,442
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEOs
Cumulative Total Shareholder Return

Compensation Actually Paid and Net Loss

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2022 and 2021.

Compensation Actually Paid vs. Net Loss
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Compensation Actually Paid
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
-$12,000
-$14,000
-$16,000
-$18,000
-$20,000
Net Income ($M)
$1,191,925
$989,010
-$7,963
$293,617
-$17,924
$34,442
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEOs
Net Loss

Equity Compensation Plan Information

The following table summarizes the information about outstanding awards and available shares under the 2020 Plan, and available shares under the PARTS iD, Inc. 2020 Employee Stock Purchase Plan (the “ESPP”) as of December 31, 2022. There are 3,212,078 shares of Common Stock available for issuance under the 2020 Plan and 2,043,582 shares of Common Stock available for issuance under the ESPP. The 2020 Plan provides for the grant of stock options, restricted stock, restricted stock units, performance shares, performance units, stock appreciation rights, other stock-based awards and cash awards, which may be granted to employees, directors and consultants of the Company. The ESPP has not yet been implemented.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(3)	2,580,445	—	2,675,215	(3)
Equity compensation plans not approved by security holders	—	—	—

____________

(1)      Consists of RSUs and PSUs outstanding under the 2020 Plan. The number of PSUs included in this amount consists of the maximum number of shares which the participants are eligible to receive if applicable performance measures are fully achieved. The actual number of shares that will be issued under the PSUs depends on the performance over the applicable performance period.

(2)      RSUs and PSUs do not have an exercise price.

(3)      Reflects an aggregate of 5,255,660 shares of Common Stock available under the 2020 Plan and the ESPP less 2,580,445 securities issued as noted above.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of the Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the accuracy and integrity of the Company’s financial reporting, including the performance and the independence of the Company’s independent registered public accounting firm, WithumSmith+Brown, PC. The responsibilities of our Audit Committee are set forth in our Audit Committee charter. The charter is available on our website at https://www.partsidinc.com/
corporate-governance/governance-documents. In the discharge of its responsibilities, the Audit Committee:

•        reviewed and discussed with management and WithumSmith+Brown, PC our audited financial statements for the fiscal year ended December 31, 2022;

•        discussed with WithumSmith+Brown, PC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•        received the written disclosures and the letter from WithumSmith+Brown, PC required by the applicable requirements of the PCAOB regarding WithumSmith+Brown, PC’s communications with the Audit Committee concerning independence; and

•        discussed with WithumSmith+Brown, PC their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Audit Committee
Rahul Petkar (Chair) Prashant Pathak Aditya Jha

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth by fee category the aggregate fees for professional services rendered by WithumSmith+Brown, PC for the fiscal years ended December 31, 2022 and December 31, 2021:

	Year Ended
	December 31, 2022	December 31, 2021
Audit Fees	$102,000	$190,712
Audit-Related Fees	—	—
Tax Fees	108,603	219,148
All Other Fees	117,813	—
Total	$320,916	$409,860

Audit Fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements and for the review of the Company’s financial statements included in its quarterly reports on Form 10-Q. These fees also include fees for services related to registration statement filings.

Audit-Related Fees consist of fees for professional services that are reasonably related to the audit or review of the Company’s financial statements but are not reported under “Audit Fees.”

Tax Fees consist of fees related to tax compliance, tax advice and tax planning services.

Policy on Audit Committee Pre-Approval

The Audit Committee has adopted a policy for pre-approval of all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services. Under the policy, the Chairman of the Audit Committee has also been delegated the authority to approve services up to a specified fee amount. The Chairman of the Audit Committee will report, for informational purposes only, any interim pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to our management. All of the services described in the above fee table were approved in conformity with the Audit Committee’s pre-approval process.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock as of the Record Date, by:

•        each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Common Stock;

•        each named executive officer and current director of the Company; and

•        all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including, if any, options, RSUs, warrants and other convertible securities that are currently exercisable or convertible, or vest or become exercisable or convertible within 60 days.

The beneficial ownership percentages set forth in the table below are based on 34,825,971 shares of Common Stock outstanding as of the Record Date, and excludes, as of such date:

•        3,212,078 additional shares of Common Stock reserved and available for future issuances under the 2020 Plan, of which 2,580,445 shares were subject to outstanding awards;

•        2,043,582 additional shares of Common Stock reserved and available for future issuances under the 2020 ESPP;

•        750,000 additional shares of Common Stock reserved for issuance pursuant to indemnification escrow obligations under the Business Combination Agreement (any unused portion of which reserved shares will be issued to Onyx Enterprises Canada Inc., Roman Gerashenko and Stanislav Royzenshteyn, each a Selling Stockholder, according to their pro rata share of common stock of Onyx prior to the closing of the Business Combination, pursuant to the Business Combination Agreement);

•        3,663,333 additional shares of Common Stock that may be issuable upon the exercise of outstanding warrants.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock %
Principal Stockholders:
Onyx Enterprises Canada Inc.(1)	14,240,187	40.9%
Roman Gerashenko(2)	6,055,385	17.4%
Stanislav Royzenshteyn(3)	6,055,385	17.4%
Directors and Executive Officers+:
Prashant Pathak(4)	14,247,329	40.9%
Edwin J. Rigaud(5)	1,198,415	3.4%
Darryl T.F. McCall(6)	1,044,188	3.0%
Aditya Jha	22,258	*
Rahul Petkar	16,458	*
Lev Peker(7)	1,612,500	4.4%
John Pendleton	20,000	*
Mark Atwater	73,985	*
James Doss	—	—
All current directors and executive officers as a group (9 persons)		47.7%

____________

*        Less than 1%

+        Unless otherwise indicated, the business address of the directors and executive officers is c/o Parts iD, Inc., 1 Corporate Drive, Suite C, Cranbury, NJ 08512.

(1)      Information is based on a Schedule 13D filed with the SEC on January 14, 2021 and Form 4s filed by Mr. Pathak. The address of Onyx Enterprises Canada Inc. (“OEC”) is 2 Bloor Street W., Suite 2006, Toronto, Ontario, Canada M4W 3E2.

(2)      Information is based on a Schedule 13D/A filed with the SEC on April 20, 2021. The address of Mr. Gerashenko is P.O. Box 175, Wickatunk, New Jersey, 07765.

(3)      Information is based on a Schedule 13D/A filed with the SEC on April 20, 2021. The address of Mr. Royzenshteyn is P.O. Box 175, Wickatunk, New Jersey, 07765.

(4)      Consists of: (a) 7,142 shares of Common Stock held directly; and (b) 14,240,187 shares of Common Stock held by OEC. Mr. Pathak serves as the President and a director of OEC. Mr. Pathak disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(5)      Consists of: (a) 154,227 shares of Common Stock held directly; (b) 914,143 shares of Common Stock held by Legacy Acquisition Sponsor I LLC over which Mr. Rigaud may share voting and investment power with Legacy Acquisition Sponsor I LLC; and (c) 80,000 warrants to purchase shares of common stock that are currently exercisable. Mr. Rigaud is the managing member of Legacy Acquisition Sponsor I LLC and disclaims beneficial ownership of such shares held by Legacy Acquisition Sponsor I LLC, except to the extent of his pecuniary interest therein.

(6)      Consists of: (a) 130,045 shares of Common Stock held directly; and (b) 914,143 shares of Common Stock held by Legacy Acquisition Sponsor I LLC. Mr. McCall is a member of Legacy Acquisition Sponsor I LLC and may be deemed to have beneficial ownership of shares of Common Stock owned by Legacy Acquisition Sponsor I LLC; however, Mr. McCall disclaims beneficial ownership of such shares held by Legacy Acquisition Sponsor I LLC, except to the extent of his pecuniary interest therein.

(7)      Consists of 1,612,500 warrants to purchase shares of common stock that are currently exercisable.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we are not aware of any failure of any such person to comply with the requirements of Section 16(a) of the Exchange Act, except for the following which were not filed in a timely manner: seven Forms 4 that were filed on September 30, 2022 for the director annual equity grants and three Forms 4 that were filed on December 15, 2022 to report sales of shares to cover taxes associated with the settlement of equity awards on behalf of our executive officers.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Stockholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with applicable SEC rules and regulations. Under Rule 14a-8 adopted by the SEC, to be considered for inclusion in our proxy materials for our 2024 annual meeting, a stockholder proposal must be received in writing by our Corporate Secretary at our principal office set forth on the cover page of this proxy statement no later than December 30, 2023. If the date of our 2023 Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials next year. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such stockholder proposals can be included or excluded from company-sponsored proxy materials.

In addition, our Bylaws contain advance notice provisions requiring a stockholder who wishes to present a proposal or nominate directors at our next annual meeting of stockholders (whether or not to be included in the proxy statement) to comply with certain requirements, including providing timely written notice thereof in accordance with our Bylaws. To be timely for our 2024 Annual Meeting of Stockholders, any such proposal must be delivered in writing to our Corporate Secretary at our executive offices in Cranbury, New Jersey, on or before April 12, 2024, but no earlier than March 13, 2024 (except that if the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the 2023 Annual Meeting, notice by the stockholder must be received not earlier than the close of business on the 120th day prior to the date of the 2024 Annual Meeting and not later than the close of business on the later of the 90th day before the date of the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company). A copy of our Bylaws may be obtained upon written request directed to our Corporate Secretary at 1 Corporate Drive, Suite C, Cranbury, New Jersey 08512.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for notices, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of such materials to those stockholders. This method of delivery, often referred to as “householding,” should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs. The Company and certain intermediaries will be householding notices, proxy statements and annual reports for stockholders of record in connection with our 2023 Annual Meeting. This means that:

•        Only one notice, proxy statement and annual report will be delivered to multiple stockholders sharing an address unless you notify your broker or bank to the contrary;

•        You can contact the Company by calling (866) 909-6699 or by writing to Corporate Secretary, PARTS iD, Inc., 1 Corporate Dr., Ste C, Cranbury, NJ 08512, to request a separate copy of the notice, proxy statement and annual report for the Annual Meeting and for future meetings or, if you are currently receiving multiple copies, to receive only a single copy in the future, or you can contact your bank or broker to make a similar request; and

•        You can request delivery of a single copy of the notice, proxy statement and annual report from your bank or broker if you share the same address as another Company stockholder and your bank or broker has determined to household proxy materials.

OTHER MATTERS

Our Board knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and vote at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company and its stockholders.

Appendix A

AMENDED AND RESTATED PARTS iD, Inc.
2020 EQUITY INCENTIVE PLAN

A-i

A-ii

A-iii

Amended and Restated Parts iD, Inc.
2020 Equity Incentive Plan

1. Establishment, Purpose and Term of Plan.

1.1         Establishment. The Amended and Restated Parts iD, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby established and becomes effective on the date of its approval by the stockholders of the Company (the “Effective Date”). The Plan was adopted by the Board on May 12, 2023, as a continuation of the Parts iD, Inc. 2020 Equity Incentive Plan (the “2020 Plan”).

1.2         Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3         Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that the Plan is scheduled to expire on October 1, 2030, which is ten (10) years from the effective date of the 2020 Plan.

2. Definitions and Construction.

2.1         Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)         “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)         “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c)         “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d)         “Board” means the Board of Directors of the Company.

(e)         “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f)          “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)         “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h)         “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i)          any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any of the stockholders of Onyx Enterprises Int’l Corp. immediately prior to its merger with the Company, becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)         an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(cc)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)          “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j)          “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is No committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k)         “Company” means Parts iD, Inc., a Delaware corporation, and any successor corporation thereto.

(l)          “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m)        “Director” means a member of the Board.

(n)         “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o)         “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(p)         “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director or Consultant nor payment of a Director’s or Consultant’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee. For the avoidance of doubt, a Consultant engaged by a Participating Company as an independent contractor or private entrepreneur (as defined by applicable law) shall not be treated as an employee.

(q)         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)          “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)          Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)         Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)        If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(s)          “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to or greater than the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(t)          “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(u)         “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(v)         “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(w)        “Nonemployee Director” means a Director who is not an Employee.

(x)         “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(y)         “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(z)         “Officer” means any person designated by the Board as an officer of the Company.

(aa)        “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(bb)       “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(cc)        “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(dd)       “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ee)        “Participant” means any eligible person who has been granted one or more Awards.

(ff)         “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(gg)       “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(hh)       “Performance Award” means an Award of Performance Shares or Performance Units.

(ii)         “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(jj)         “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(kk)       “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(ll)         “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(mm)     “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(nn)       “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(oo)       “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(pp)       “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(qq)       “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(rr)        “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ss)        “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(tt)         “Section 409A” means Section 409A of the Code.

(uu)       “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(vv)       “Securities Act” means the Securities Act of 1933, as amended.

(ww)     “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is No interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds three (3) months, then on the first (1st) day following the end of such three-month period the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(xx)       “Stock” means the Class A common stock of the Company, as adjusted from time to time in accordance with Section 4.33.

(yy)       “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(zz)        “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(aaa)      “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(bbb)     “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ccc)      “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2         Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1         Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2         Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.

3.3         Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered so as to permit Awards to comply with Rule 16b-3.

3.4         Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)         to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)         to determine the type of Award granted;

(c)         to determine the Fair Market Value of shares of Stock or other property;

(d)         to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)         to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f)          to approve one or more forms of Award Agreement;

(g)         to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)         to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)          to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(j)          to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5         Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.3.

3.6         Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1         Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3, 4.4, and 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to (i) 4,904,596 shares as of the original effective date of the 2020 Plan plus (ii) 5,000,000 additional shares as of the Effective Date, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2         Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of

Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 shall not again be available for issuance under the Plan. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall not again become available for issuance under the Plan.

4.3         Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3 and Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In No event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4         Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.

5. Eligibility, Participation and Award Limitations.

5.1         Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2         Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3         Incentive Stock Option Limitations

(a)         Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 4,904,596 shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3, and 4.4.

(b)         Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c)         Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4         Nonemployee Director Award Limit. No Nonemployee Director shall be granted within any fiscal year of the Company one or more Nonemployee Director Awards pursuant to the Plan which in the aggregate are for more than a number of shares of Stock determined by dividing $250,000 by the Fair Market Value of a share of Stock determined on the last trading day immediately preceding the date on which the applicable Nonemployee Director Award is granted.

6. Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1         Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) No Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2         Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) No Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) No Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) No Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3         Payment of Exercise Price.

(a)         Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)         Limitations on Forms of Consideration.

(i)          Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii)         Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)        Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4         Effect of Termination of Service.

(a)         Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i)          Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event No later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)         Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event No later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii)        Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)        Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event No later than the Option Expiration Date.

(b)         Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would No longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event No later than the Option Expiration Date.

6.5         Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7. Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1         Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2         Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3         Exercisability and Term of SARs.

(a)         Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable No later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)         Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) No Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) No Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4         Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5         Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6         Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7         Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8. Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1         Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5.

8.2         Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law or other applicable law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit (unless consideration in the form of services is disallowed by the applicable law) having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award or such other value as determined in the Award Agreement evidencing the Restricted Stock Award.

8.3         Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in No event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4         Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5         Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6         Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid No later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.33, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7         Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8         Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1         Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5.

9.2         Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3         Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4         Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have No voting or dividend rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.33, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5         Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6         Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event No later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7         Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1       Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2       Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.33, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3       Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4       Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:

(a)         Performance Measures. Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:

(i)          revenue;

(ii)         sales;

(iii)        expenses;

(iv)        operating income;

(v)         gross margin;

(vi)        operating margin;

(vii)       earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)      pre-tax profit;

(ix)        net operating income;

(x)         net income;

(xi)        economic value added;

(xii)       free cash flow;

(xiii)      operating cash flow;

(xiv)      balance of cash, cash equivalents and marketable securities;

(xv)       stock price;

(xvi)      earnings per share;

(xvii)     return on stockholder equity;

(xviii)    return on capital;

(xix)      return on assets;

(xx)       return on investment;

(xxi)      total stockholder return;

(xxii)     employee satisfaction;

(xxiii)    employee retention;

(xxiv)    market share;

(xxv)     customer satisfaction;

(xxvi)    product development;

(xxvii)   research and development expenses;

(xxviii)  completion of an identified special project;

(xxix)    completion of a joint venture or other corporate transaction; and

(xxx)     personal performance objectives established for an individual Participant or group of Participants.

(b)         Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5       Settlement of Performance Awards.

(a)         Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)         Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.

(c)         Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d)         Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)         Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f)          Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6       Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have No voting or dividend rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.33, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7       Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)         Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance

Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)         Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8       Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, No Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1       Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2       Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3       Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.

11.4       Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5       Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have No voting or dividend rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.33, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6       Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7       Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. Standard Forms of Award Agreement.

12.1       Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2       Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. Change in Control.

13.1       Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a)         Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

(b)         Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)         Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards, consistent with the requirements of Section 409A, if applicable.

13.2       Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3       Federal Excise Tax Under Section 4999 of the Code.

(a)         Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)         Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.3(a), No later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.

14. Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, No Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15. Compliance with Section 409A.

15.1       Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a)         (a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b)         Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is No longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is No longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2       Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a)         Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b)         Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c)         Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3       Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a)         No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b)         Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c)         No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d)         Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4       Payment of Section 409A Deferred Compensation.

(a)         Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i)          The Participant’s “separation from service” (as defined by Section 409A);

(ii)         The Participant’s becoming “disabled” (as defined by Section 409A);

(iii)        The Participant’s death;

(iv)        A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v)         A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi)        The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b)         Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)         Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, No payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d)         Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made No Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e)         Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made No Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f)          Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g)         Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h)         Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i)          No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes No representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16. Tax Withholding.

16.1       Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have No obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2       Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17. Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) No increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3, 4.3 and 4.5, (b) No change in the class of persons eligible to receive Incentive Stock Options, and (c) No other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, No amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18. Miscellaneous Provisions.

18.1       Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2       Forfeiture Events.

(a)         The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

(b)         If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3       Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4       Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. Nothing in the Plan or any Award granted under the Plan shall be understood or interpreted to mean that a Consultant has an employment relationship with any Participating Company or its Affiliate. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in No event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5       Rights as a Stockholder. A Participant shall have No rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.33 or another provision of the Plan.

18.6       Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7       Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8       Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.

18.9       Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10     Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12     Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act

of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have No claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13     Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

SCAN TO VIEW MATERIALS & VOTE PARTS iD, INC.1 CORPORATE DRIVE, SUITE CCRANBURY, NJ 08512 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ID2023 You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand whenyou call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. V18835-P95854 PARTS iD, INC. The Board of Directors recommends you vote FORthe following: 1.Election of Directors Class II Nominees:ForWithhold 1a.Aditya Jha 1b.Prashant Pathak 1c.Edwin J. Rigaud The Board of Directors recommends you vote FOR the following proposals:ForAgainstAbstain 2.Ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for 2023. 3.Approval, by non-binding advisory vote, of the compensation of our named executive officers. 4.Approval of an amendment to our 2020 Equity Incentive Plan to increase the number of shares of Class A common stock authorized for issuance thereunder from 4,904,596 shares to 9,904,596 shares. The Board of Directors recommends you vote 1 YEAR on the following proposal:1 Year2 Years3 YearsAbstain 5.Approval, by non-binding advisory vote, of the frequency of future votes on the compensation of our named executive officers. NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or at any and all adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com. V18836-P95854 PARTS iD, INC. Annual Meeting of Stockholders July 11, 2023 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Lev Peker and John Pendleton, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of PARTS iD, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholdersto be held virtually at: www.virtualshareholdermeeting.com/ID2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. V18836-P95854 PARTS iD, INC. Annual Meeting of Stockholders July 11, 2023 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Lev Peker and John Pendleton, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of PARTS iD, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at: www.virtualshareholdermeeting.com/ID2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side